                                                                    EXHIBIT 23.1


                    CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS

As independent public accountants, we hereby consent to the incorporation of our report dated March 6, 1996, on the Rally's Hamburgers, Inc., and subsidiaries' consolidated financial statements included in this Form 10-K, into GIANT
GROUP, LTD.'s previously filed Registration Statement File No. 33-16848.


                                           ARTHUR ANDERSEN LLP


Louisville, Kentucky
March 25, 1996